Exhibit 99.1
November 8, 2010
BroadSoft Reports Record Third Quarter 2010 Financial Results
GAITHERSBURG, MD, November 8, 2010 — BroadSoft, Inc. (Nasdaq:BSFT), the leading global provider of Internet protocol-based, or IP-based, communications services to the telecommunications industry, today announced financial results for the quarter and nine months ended September 30, 2010.
Financial Highlights For the Third Quarter of 2010
•	Total revenue increased to $22.3 million; 22% growth relative to Q3 2009 and 13% growth from Q2 2010
•	License revenue increased to $12.9 million; 27% growth relative to Q3 2009 and 22% growth from Q2 2010
•	Non-GAAP diluted EPS increased to $0.08 per common share; GAAP diluted EPS increased to $0.05 per common share
Results for the three months ended September 30, 2010
Total revenue rose to a record $22.3 million in the third quarter of 2010, an increase of 22% compared to $18.2 million in the third quarter of 2009 and an increase of 13% compared to $19.8 million in the second quarter of 2010.
Net income for the third quarter of 2010 was $1.2 million, or $0.05 per diluted common share, compared to a net loss of $0.3 million, or $(0.06) per basic and diluted share in the third quarter of 2009. GAAP results for the third quarter of 2010 included $0.8 million of non-cash stock-based compensation expense and $0.2 million of amortization expense related to acquired intangible assets.
On a non-GAAP basis, net income in the third quarter of 2010 was $2.2 million or $0.08 per diluted share, compared to non-GAAP net income of $0.6 million, or $0.03 per diluted share, in the third quarter of 2009. Non-GAAP net income for these periods excludes the impact of non-cash stock-based compensation expense and amortization expense related to acquired intangible assets.
Management Commentary
Our third quarter results were bolstered by the continued growing demand for our consumer and hosted unified communications applications,” said Michael Tessler, president and chief executive officer, BroadSoft. “To further strengthen the position of our telecom service provider customers, we recently announced ‘BroadCloud,’ a cloud-infrastructure service delivery platform, designed to accelerate time-to-market of highly-valued communication options. Our expanded capabilities, which include web collaboration, videoconferencing, instant messaging and presence, enable our service provider customers to offer a comprehensive, branded UC solution to their end customers.”
“In the third quarter of 2010, license revenue improved 27% year-over-year and 22% sequentially. Moreover, our operating leverage enabled us to improve operating margins and achieve profitability ahead of plan,” said Jim Tholen, chief financial officer, BroadSoft. “Gross margins increased for the second quarter in a row, rising to 79% on a non-GAAP basis. In addition, our non-GAAP income from operations rose to 11% of total revenue during the third quarter. During the third quarter, we generated $3.5 million in cash flow from operations, driven by a $7.4 million sequential increase in deferred revenue, and ended the quarter with cash and cash equivalents totaling $49.5 million.”
Results for the nine months ended September 30, 2010
Total revenue was $59.8 million for the first nine months of 2010, compared to $49.6 million for the first nine months of 2009, reflecting period over period growth of 21%.

Net loss for the first nine months of 2010 was $3.2 million, or $(0.24) per basic and diluted share, compared to a net loss of $8.2 million, or $(1.31) per basic and diluted share in the first nine months of 2009. GAAP results for the first nine months of 2010 included $2.2 million of non-cash stock-based compensation expense and $0.6 million of amortization expense related to acquired intangible assets.
On a non-GAAP basis, net loss in the first nine months of 2010 was $0.4 million or $(0.02) per basic and diluted share, compared to a non-GAAP net loss of $4.4 million, or $(0.23) per basic and diluted share in the first nine months of 2009. Non-GAAP net loss for these periods excludes the impact of non-cash stock-based compensation expense and amortization expense related to acquired intangible assets and the pro forma conversion of the redeemable convertible preferred stock.
Guidance
For the fourth quarter of 2010, BroadSoft anticipates revenue of $31.0 to $32.0 million, which represents growth of 61% to 66% over fourth quarter 2009 revenue of $19.3 million. For the fourth quarter, the Company expects to achieve earnings per share on a non-GAAP basis of $0.28 to $0.31 per diluted share and on a GAAP basis, $0.23 to $0.26 per diluted share. These expectations include the impact of the Company’s recent acquisition of Casabi, Inc., which closed on October 27, 2010.
Conference Call
BroadSoft will discuss its third quarter and nine month results and business outlook today via teleconference at 5:00 p.m. Eastern Time. To participate in the teleconference, callers can dial the toll free number 1-877-312-5517 (U.S. callers only) or +1-760-666-3772 (from outside the U.S.). The conference call can also be heard live via audio webcast at http://investors.broadsoft.com/events.cfm. To help ensure the conference begins on time, please dial in or connect via the web five minutes prior to the scheduled start time.
For those unable to participate in the live call, an audio replay will be available between 8:00 p.m. Eastern Time November 8, 2010 and 11:59 p.m. Eastern Time November 23, 2010 by calling 1-800-642-1687 or +1-706-645-9291, with Conference ID 14326033. A recording of the call will be available two hours following the conclusion of the call at http://investors.broadsoft.com until December 8, 2010.
Use of Non-GAAP Financial Measures
BroadSoft has provided in this release, and will provide on this afternoon’s teleconference, financial information that has not been prepared in accordance with generally accepted accounting principles, or GAAP. BroadSoft uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating BroadSoft’s ongoing operational performance. BroadSoft’s management regularly uses these non-GAAP financial measures to understand and manage its business and believes that these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s performance by excluding certain non-cash expenses, and may include additional adjustments for items that are infrequent in nature. BroadSoft believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial results with other companies in BroadSoft’s industry, many of which present similar non-GAAP financial measures to investors. A reconciliation of the non-GAAP financial measures included in this release and to be discussed on this afternoon’s teleconference to the most directly comparable GAAP financial measures is set forth below.
Non-GAAP net income (loss) and net income (loss) per share. We define non-GAAP net income (loss) as net income (loss) plus stock-based compensation expense and amortization expense related to acquired intangible assets. We define non-GAAP income (loss) per share as non-GAAP net income (loss) divided by the weighted average shares outstanding. Also, in calculating non-GAAP net income (loss) per share for the three months ended September 2009 and the nine months ended September 30, 2010 and September 30, 2009, we adjusted the GAAP weighted average shares outstanding to include shares of redeemable convertible preferred stock on an “as-if-converted to common stock” basis. We consider these non-GAAP financial measures to be useful metrics for management and our investors because they exclude the effect of certain non-cash expenses so that management and our investors can compare BroadSoft’s core business operating results over multiple periods.
Non-GAAP gross margin, license gross margin and maintenance and professional services gross margin. We define non-GAAP gross margin as gross margin plus stock-based compensation expense and amortization expense related to acquired intangible assets. We consider non-GAAP gross margin to be a useful metric for management and our investors because it excludes the effect of certain non-cash expenses so that management and its investors can compare BroadSoft’s sales margins over multiple periods. Where we provide further breakdown of non-GAAP gross margin between license, and maintenance and professional services, we add back the stock-based compensation expense and amortization expense, as applicable, to the related gross margin.
Non-GAAP income (loss) from operations. We define non-GAAP income (loss) from operations as income (loss) from operations plus stock-based compensation expense and amortization expense related to acquired intangible assets. We consider non-GAAP income (loss) from operations to be a useful metric for management and our investors because it excludes the effect of certain non-cash expenses so that management and our investors can compare BroadSoft’s core business operating results over multiple periods. Where we provide further breakdown of non-GAAP operating expenses for sales and marketing, research and development and general and administrative, we deduct stock-based compensation expense included in the applicable expense item.
The presentation of non-GAAP net income (loss), non-GAAP net income (loss) per share, non-GAAP gross margin, non-GAAP income (loss) from operations and other non-GAAP financial measures in this release and on this afternoon’s teleconference is not meant to be a substitute for “net income (loss),” “net income (loss) per share,” “gross margin,” “income (loss) from operations” or other financial measures presented in accordance with GAAP, but rather should be evaluated in conjunction with such data. Our definition of “non-GAAP net income (loss),” “non-GAAP net income (loss) per share,” “non-GAAP gross margin,” “non-GAAP income (loss) from operations” and other non-GAAP financial measures may differ from similarly titled non-GAAP measures used by other companies and may differ from period to period. In reporting non-GAAP measures in the future, management may make other adjustments for expenses and gains that it does not consider reflective of core operating performance in a particular period and may modify “non-GAAP net income (loss),” “non-GAAP net income (loss) per share,” “non-GAAP gross margin,” “non-GAAP income (loss) from operations” and such other non-GAAP measures by excluding these expenses and gains.
Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by their use of terms and phrases such as “anticipate,” “enable,” “expect,” “will,” “believe” and other similar terms and phrases, and such forward-looking statements include, but are not limited to, the statements regarding the Company’s future financial performance set forth under the heading “Guidance”. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements, including, but not limited to: the Company’s dependence on the success of BroadWorks and on its service provider customers to sell services using its applications; claims that the Company infringes the intellectual property rights of others; the Company’s dependence in large part on service providers’ continued deployment of, and investment in, their IP-based networks; and the Company’s ability to expand its product offerings, as well as those factors contained in the “Risk Factors” section of the Company’s Form 10-Q for the quarter ended September 30, 2010, filed with the SEC on November 8, 2010, and in the Company’s other filings with the SEC. All information in this release is as of November 8, 2010. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statement made herein for any reason to conform the statement to actual results or changes in the Company’s expectations.
About BroadSoft
BroadSoft provides software that enables fixed-line, mobile and cable service providers to deliver voice and multimedia services over their IP-based networks. The Company’s software, BroadWorks®, enables service providers to provide enterprises and consumers with a range of cloud-based, or hosted, IP multimedia communications, such as hosted IP private branch exchanges, video calling, unified communications, collaboration and converged mobile and fixed-line services.
Financial Statements
The financial statements set forth below are not the complete set of the Company’s financial statements for the quarter and are presented below without footnotes. Readers are encouraged to obtain and carefully review BroadSoft’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, including all financial statements contained therein and the footnotes thereto, when it is filed with the SEC. Once filed with the SEC, the Form 10-Q may be retrieved from the SEC’s website at www.sec.gov or from BroadSoft’s website at www.broadsoft.com.
Contact Information
For further information contact:
Investor Relations:
Monica Gould
+1-212-551-1459
monica@blueshirtgroup.com
Industry Analyst / Media Relations:
Alex Moorhouse
Mi Liberty
+44 (0) 207 751 4444
amoorhouse@miliberty.com

BroadSoft, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)

	September	December
	30, 2010	31, 2009
	(In thousands)
Assets
Current assets:
Cash and cash equivalents	$49,488	$22,869
Accounts receivable, net of allowance for doubtful accounts of $20 and $169 at September 30, 2010 and December 31, 2009, respectively	30,611	25,471
Other current assets	5,152	4,829

Total current assets	85,251	53,169

Long-term assets:
Property and equipment, net	3,104	1,563
Restricted cash	1,057	599
Intangible assets, net	2,592	3,163
Goodwill	5,537	4,728
Other long-term assets	2,039	3,441

Total long-term assets	14,329	13,494

Total assets	$99,580	$66,663

Liabilities, redeemable preferred stock, redeemable convertible preferred stock and stockholders’ equity (deficit):
Current liabilities:
Notes payable and bank loans, current portion	$1,179	$4,536
Accounts payable and accrued expenses	11,009	11,903
Deferred revenue, current portion	52,255	33,806

Total current liabilities	64,443	50,245
Notes payable and bank loans	1,194	14,035
Deferred revenue	2,043	6,241
Other long-term liabilities	1,619	756

Total liabilities	69,299	71,277

Redeemable preferred stock and redeemable convertible preferred stock:	—	73,186

Stockholders’ equity (deficit):
BroadSoft, Inc. stockholders’ equity (deficit):
Common stock	247	63
Additional paid-in capital	131,419	20,340
Accumulated other comprehensive loss	(1,712)	(1,725)
Accumulated deficit	(99,673)	(96,474)

Total BroadSoft, Inc. stockholders’ equity (deficit)	30,281	(77,796)
Noncontrolling interest	—	(4)

Total stockholders’ equity (deficit)	30,281	(77,800)

Total liabilities and stockholders’ equity (deficit)	$99,580	$66,663

BroadSoft, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
	(In thousands, except per share data)
Revenue:
Licenses	$12,877	$10,170	$32,215	$27,237
Maintenance and professional services	9,396	8,024	27,633	22,349

Total revenue	22,273	18,194	59,848	49,586

Cost of revenue:
Licenses	1,374	1,025	3,616	3,279
Maintenance and professional services	3,329	3,016	10,556	9,558
Amortization of intangibles	186	210	571	629

Total cost of revenue	4,889	4,251	14,743	13,466

Gross profit	17,384	13,943	45,105	36,120

Operating expenses:
Sales and marketing	7,789	7,034	22,601	21,628
Research and development	4,787	3,864	14,230	12,147
General and administrative	3,349	2,683	10,236	8,561

Total operating expenses	15,925	13,581	47,067	42,336

Income (loss) from operations	1,459	362	(1,962)	(6,216)

Other expense, net:	13	339	874	1,010

Income (loss) before income taxes	1,446	23	(2,836)	(7,226)
Provision for income taxes	237	373	363	1,000

Net income (loss)	1,209	(350)	(3,199)	(8,226)

Net loss attributable to noncontrolling interest	—	(1)	—	(3)

Net income (loss) attributable to BroadSoft, Inc.	$1,209	$(349)	$(3,199)	$(8,223)

Net income (loss) per common share available to BroadSoft, Inc. common stockholders:
Basic	$0.05	$(0.06)	$(0.24)	$(1.31)
Diluted	$0.05	$(0.06)	$(0.24)	$(1.31)

Weighted average common shares outstanding:
Basic	24,688	6,285	13,369	6,279
Diluted	26,646	6,285	13,369	6,279

Stock-based compensation expense included above:
Cost of revenue	$63	$86	$155	$283
Sales and marketing	239	265	604	926
Research and development	196	150	463	665
General and administrative	324	247	984	1,324
Summary of Consolidated Cash Flow Activity
(unaudited)

	Nine Months Ended
	September 30,
	2010	2009
	(In thousands)
Net cash provided by operating activities	$10,392	$9,487
Net cash used in investing activities	(3,123)	(905)
Net cash provided by (used in) financing activities	19,314	(2,102)

BroadSoft, Inc.
Reconciliation of Non-GAAP Financial Measures
(Unaudited)

	Three Months Ended		Three Months	Nine Months Ended
	September 30,		Ended	September 30,
	2010	2009	June 30, 2010	2010	2009
	(In thousands, except per share data)
Non-GAAP gross profit:
GAAP gross profit	$17,384	$13,943	$14,711	$45,105	$36,120
(percent of total revenue)	78%	77%	74%	75%	73%
Plus:
Stock-based compensation expense	63	86	57	155	283
Amortization of acquired intangible assets	186	210	192	571	629

Non-GAAP gross profit	$17,633	$14,239	$14,960	$45,831	$37,032

(percent of total revenue)	79%	78%	76%	77%	75%

GAAP licenses gross profit	$11,317	$8,935	$9,337	$28,028	$23,329
(percent of related revenue)	88%	88%	88%	87%	86%
Plus:
Stock-based compensation expense	21	45	26	69	150
Amortization of acquired intangible assets	186	210	192	571	629

Non-GAAP license gross profit	$11,524	$9,190	$9,555	$28,668	$24,108

(percent of related revenue)	89%	90%	91%	89%	89%

GAAP maintenance and professional services gross profit	$6,067	$5,008	$5,374	$17,077	$12,791
(percent of related revenue)	65%	62%	58%	62%	57%
Plus:
Stock-based compensation expense	42	41	31	86	133

Non-GAAP maintenance and professional services gross profit	$6,109	$5,049	$5,405	$17,163	$12,924

(percent of related revenue)	65%	63%	59%	62%	58%

	Three Months Ended		Three Months	Nine Months Ended
	September 30,		Ended	September 30,
	2010	2009	June 30, 2010	2010	2009
	(In thousands, except per share data)
Non-GAAP income (loss) from operations:
GAAP income (loss) from operations	$1,459	$362	$(1,559)	$(1,962)	$(6,216)
(percent of total revenue)	7%	2%	-8%	-3%	-13%
Plus:
Stock-based compensation expense	822	748	1,063	2,206	3,198
Amortization of acquired intangible assets	186	210	192	571	629

Non-GAAP income (loss) from operations	$2,467	$1,320	$(304)	$815	$(2,389)

(percent of total revenue)	11%	7%	-2%	1%	-5%

GAAP operating expense	$15,925	$13,581	$16,270	$47,067	$42,336

Less:
Stock-based compensation expense	822	748	1,063	2,206	3,198

Non-GAAP operating expense	$15,103	$12,833	$15,207	$44,861	$39,138

(as percent of total revenue)	68%	71%	77%	75%	79%

GAAP sales and marketing expense	$7,789	$7,034	$7,710	$22,601	$21,628

Less:
Stock-based compensation expense	239	265	254	604	926

Non-GAAP sales and marketing expense	$7,550	$6,769	$7,456	$21,997	$20,702

(as percent of total revenue)	34%	37%	38%	37%	42%

GAAP research and development expense	$4,787	$3,864	$4,952	$14,230	$12,147

Less:
Stock-based compensation expense	196	150	201	463	665

Non-GAAP research and development expense	$4,591	$3,714	$4,751	$13,767	$11,482

(as percent of total revenue)	21%	20%	24%	23%	23%

GAAP general and administrative expense	$3,349	$2,683	$3,608	$10,236	$8,561

Less:
Stock-based compensation expense	324	247	551	984	1,324

Non-GAAP general and administrative expense	$3,025	$2,436	$3,057	$9,252	$7,237

(as percent of total revenue)	14%	13%	15%	15%	15%

	Three Months Ended		Three Months	Nine Months Ended
	September 30,		Ended	September 30,
	2010	2009	June 30, 2010	2010	2009
	(In thousands, except per share data)
Non-GAAP net income (loss) and income (loss) per share:
GAAP net income (loss)	$1,209	$(349)	$(1,774)	$(3,199)	$(8,223)

Plus:
Stock-based compensation expense	822	748	1,063	2,206	3,198
Amortization of acquired intangible assets	186	210	192	571	629

Non-GAAP net income (loss)	$2,217	$609	$(519)	$(422)	$(4,396)

GAAP net income (loss) per basic common share	$0.05	$(0.06)	$(0.20)	$(0.24)	$(1.31)

Plus:
Adjustment for preferred stock conversion	—	0.04	0.11	0.09	0.88
Stock-based compensation expense	0.03	0.04	0.05	0.10	0.17
Amortization of acquired intangible assets	0.01	0.01	0.01	0.03	0.03

Non-GAAP net income (loss) per basic common share	$0.09	$0.03	$(0.03)	$(0.02)	$(0.23)

GAAP net income per diluted common share (1)	$0.05	$(0.06)

Plus:
Adjustment for preferred stock conversion	—	0.04
Stock-based compensation expense	0.03	0.04
Amortization of acquired intangible assets	—	0.01

Non-GAAP net income per diluted common share	$0.08	$0.03

Non-GAAP weighted average shares outstanding: (2)
GAAP weighted average shares outstanding	24,688	6,285	8,824	13,369	6,279

Add:
Adjustment for convertible preferred stock conversion	—	12,712	11,538	8,119	12,712

Non-GAAP weighted average shares outstanding	24,688	18,997	20,362	21,488	18,991

(1)	The three months ended June 30, 2010, and the nine months ended September 30, 2010 and 2009 are not presented because the effect of the share equivalents is anti-dilutive given the Company’s losses for these periods.

(2)	For the calculation of GAAP weighted average shares outstanding, the shares of common stock underlying shares of redeemable convertible preferred stock are not included for the periods prior to the IPO, whereas for the non-GAAP weighted average shares outstanding, we assume the conversion of all shares of redeemable convertible preferred stock at the beginning of each respective period.

BroadSoft, Inc.
Reconciliation of Expected Non-GAAP Financial Measures
(Unaudited)

	Three months ended		Year Ending December 31,
	December 31, 2010		2010
	Low End	High End	Low End	High End
	(In thousands, except per share data)
Non-GAAP net income:

GAAP net income	$6,200	$7,000	$3,000	$3,800

Plus:
Stock-based compensation expense	1,000	1,000	3,200	3,200
Amortization of acquired intangible assets	200	200	800	800

Non-GAAP net income	$7,400	$8,200	$7,000	$7,800

Non-GAAP income per share:

GAAP net income per basic common share	$0.25	$0.28	$0.18	$0.23

Plus:
Adjustment for preferred stock conversion	—	—	(0.05)	(0.06)
Stock-based compensation expense	0.04	0.04	0.14	0.14
Amortization of acquired intangible assets	0.01	0.01	0.04	0.04

Non-GAAP net income per basic common share	$0.30	$0.33	$0.31	$0.35

GAAP net income per diluted common share	$0.23	$0.26	$0.11	$0.14

Plus:
Adjustment for preferred stock conversion	—	—	0.01	0.01
Stock-based compensation expense	0.04	0.04	0.13	0.13
Amortization of acquired intangible assets	0.01	0.01	0.03	0.03

Non-GAAP net income per diluted common share	$0.28	$0.31	$0.28	$0.31